Exhibit 10.2

*** Certain identified information has been omitted from this exhibit because it is both (i) not material and (ii) would likely cause competitive harm to the Registrant if publicly disclosed. Such omitted information is indicated by brackets (“[...***...]”) in this exhibit. ***

S06-265: DXL	Amendment	7/27/2023

AMENDMENT № 1

TO THE

EXCLUSIVE LICENSE AGREEMENT EFFECTIVE THE 25th DAY OF MARCH 2021

BETWEEN

STANFORD UNIVERSITY

AND

JASPER THERAPEUTICS, INC.

Effective the 27th day of July, 2023, THE BOARD OF TRUSTEES OF THE LELAND STANFORD JUNIOR UNIVERSITY (“Stanford”), an institution of higher education having powers under the laws of the State of California, and Jasper Therapeutics, Inc. (“Jasper”), a Delaware corporation having a principal place of business at 2200 Bridge Parkway, #103, Redwood City, California 94065, agree as follows:

1. BACKGROUND

Stanford and Jasper are parties to an Exclusive License Agreement effective the 25th day of March 2021 (“Agreement”) covering “Antibody-based clearance of endogenous stem cell niches prior to transplantation of bone marrow or hematopoietic stem cells (c-kit)” disclosed in Stanford docket S06-265.

Stanford and Jasper wish to further amend the Agreement in certain respects on the terms and conditions set forth below.

2. AMENDMENT

2.1 Appendix A of the Agreement is hereby deleted in its entirety and replaced with the following:

Appendix A – Milestones

1.	By December 31, 2024, Jasper will […***…].

2.	By July 31, 2026, Jasper will […***…].

3.	By July 31, 2027, Jasper will […***…].

3. OTHER TERMS

3.1 All other terms of the Agreement remain in full force and effect.

3.2 The parties to this document agree that a copy of the original signature (including an electronic copy) may be used for any and all purposes for which the original signature may have been used. The parties further waive any right to challenge the admissibility or authenticity of this document in a court of law based solely on the absence of an original signature.

S06-265: DXL	Amendment	7/27/2023

IN WITNESS WHEREOF, the parties hereto have executed this Amendment № 1 in duplicate originals by their duly authorized officers or representatives.

THE BOARD OF TRUSTEES OF THE LELAND STANFORD JUNIOR UNIVERSITY

Signature:	/s/ Sunita Rajdev
Name:	Sunita Rajdev
Title:	Director, Licensing and Strategic Alliances, Life Sciences
Date:	July 27, 2023

JASPER THERAPEUTICS, INC.

Signature:	/s/ Jeet Mahal
Name:	Jeet Mahal
Title:	Chief Operating and Financial Officer
Date:	July 27, 2023